                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Blair Corporation
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

       [ X ]    No fee required.
       [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                0-11.
                1)      Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                5)      Total fee paid:
                        ------------------------------------------------------------
       [   ]    Fee paid previously with preliminary materials.
       [   ]    Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing.
                1)      Amount Previously Paid:
                        ------------------------------------------------------------
                2)      Form, Schedule or Registration Statement No.:
                        ------------------------------------------------------------
                3)      Filing Party:
                        ------------------------------------------------------------
                4)      Date Filed:
                        ------------------------------------------------------------

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                            ------------------------

                NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF
                               BLAIR CORPORATION
                     to be held on Tuesday, April 17, 2001

                            ------------------------

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of Stockholders of Blair Corporation (the "Company"), a Delaware corporation, will be held in the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania, on Tuesday, April 17, 2001 at 11:00 a.m., for the following purposes:

     1. To elect twelve directors to serve for a term of one year and until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent public accountants of the Company for the year 2001; and

     3. To transact such other business as may lawfully come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on February 23, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any postponements or adjournments thereof.

     To assure that your shares are represented at the meeting, please date, sign and return the enclosed proxy. A postage-paid, self addressed envelope is enclosed for your convenience in returning the proxy. If you decide to attend the meeting, you may revoke the proxy at any time before it is voted.

                                                        DAVID A. BLAIR
                                                        Secretary
Dated: March 16, 2001
       Warren, Pennsylvania

                               BLAIR CORPORATION
                              Warren, Pennsylvania

                                                                  March 16, 2001

                                PROXY STATEMENT

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement solicits proxies on behalf of the management of Blair Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company, to be held at 11:00 a.m. on Tuesday, April 17, 2001 at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania. The Company's principal executive offices are located at 220 Hickory Street, Warren, Pennsylvania 16366.

     Under Delaware law, any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     The shares represented by proxies received by the Company's management will be voted at the meeting, or at any adjournment thereof, in accordance with the specifications made therein. If no specification is made on a proxy card, it will be voted FOR the nominees listed on the proxy card and FOR the other matters specified on the proxy card. All proxies not voted will not be counted toward establishing a quorum. Stockholders should note that while broker non-votes and votes for ABSTAIN will count toward establishing a quorum, passage of any proposal considered at the Annual Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.

     Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of the proxy card, however, confers on the designated proxyholders discretionary authority to vote the shares of Common Stock in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A copy of the 2000 Annual Report of the Company, including financial statements and a description of the Company's operations for 2000, accompanies this Proxy Statement, but is not incorporated in this Proxy Statement by this reference. This Proxy Statement, Notice of Meeting and the enclosed proxy card are first being mailed to stockholders on or about March 16, 2001.

VOTING SECURITIES

     The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. There is no cumulative voting for the election of directors.

     The close of business on February 23, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As of the Record Date, there were 7,968,844 shares of the Company's Common Stock outstanding.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of the Company's Common Stock outstanding on February 23, 2001 will constitute a quorum. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being furnished by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD

AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the ratification of Ernst & Young LLP as independent auditors of the Company and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a plurality of the votes cast without regard to either (a) broker non-votes, or (b) proxies marked ABSTAIN as to that matter.

     Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Company, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

PRINCIPAL HOLDERS OF COMMON STOCK

     (a) Security Ownership of Certain Beneficial Owners. The table below sets forth information as of February 23, 2001 with respect to each person and institution known to the Company's management to be the beneficial owner of more than five percent of the outstanding shares of the Company's Common Stock.

NAME AND ADDRESS                                  AMOUNT AND NATURE OF   PERCENT
OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP  OF CLASS*
-------------------                               --------------------  ---------
The PNC Financial Services Group, Inc.
249 5th Ave.
Pittsburgh, PA 15222............................         790,541(1)        9.9%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401..........................         658,700(2)        8.3%

FMR Corp.
82 Devonshire Street
Boston, MA 02109................................         914,500(3)       11.5%

Joseph L. Harrosh
40900 Grimmer Blvd
Fremont, CA 94538...............................         568,100(4)        7.1%

---------------
* For purposes of calculating the percent of class ownership, the figure used for the amount of outstanding Common Stock is 7,968,844, which amount represents the figure reported as outstanding by the transfer agent as of the Record Date.

(1) All of these shares are held by PNC Bank, N.A., in a safekeeping agency account with the Depository Trust Company as of December 31, 2000. PNC Bank, N.A. currently serves as the trustee, administrator or registered owner of a number of separate trusts, custodial and estate accounts which are the record or beneficial owners of the Company's Common Stock. PNC Bank, N.A. disclaims beneficial ownership of these shares.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 14, 2001 by The PNC Financial Services Group, Inc.

(2) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 658,700 shares or 8.3% of the Company's Common Stock as of December 31, 2000, all of which shares are held in portfolios of four registered investment companies, for which Dimensional Fund Advisors, Inc. serves as investment advisor, and certain other investment vehicles, including comingled group trusts, for which Dimensional Fund Advisors, Inc. serves as investment manager. All of the shares are owned by the portfolios and Dimensional disclaims beneficial ownership of all such shares.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 2, 2001 by Dimensional Fund Advisors, Inc.

(3) Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 800,700 shares or 10.0% of the Common Stock outstanding of the Company as of December 31, 2000, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 800,700 shares or 10.0% of the Common Stock outstanding of the Company as of December 31, 2000. The Fidelity Low-Priced Stock Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

    Edward C. Johnson 3d, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity and the Fidelity Funds (the "Funds"), each has sole power to dispose of the 800,700 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, has the power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fund's Board of Trustees.

    Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 113,800 shares or 1.4% of the common stock outstanding of the Company as of December 31, 2000 as a result of its serving as investment manager of the institutional account(s).

    Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 113,800 shares and sole power to vote or to direct the voting of 113,800 shares of common stock by the institutional account(s).

    Strategic Advisers, Inc., a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. It does not have sole power to vote or direct the voting of shares of certain securities held for clients and has sole dispositive power over such securities. As such, FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc.

    Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail P. Johnson, a Director of FMR Corp, owns 24.5% of the aggregate outstanding voting stock of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

    The above information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on February 14, 2001 by FMR Corp.

(4) This information was provided to the U.S. Securities and Exchange Commission in a Schedule 13G filed on January 4, 2001 by Joseph L. Harrosh.

     (b) Security Ownership of Management. The following table sets forth, as of February 23, 2001, certain information with respect to the Company's Common Stock owned beneficially by each director and nominee for election as a director, all of the executive officers named below under "Executive Compensation," and by all directors and executive officers of the Company as a group.

                                                 NUMBER OF SHARES
NAME OF                                            AND NATURE OF                            PERCENT
BENEFICIAL OWNER                              BENEFICIAL OWNERSHIP(1)                       OF CLASS
----------------                              -----------------------                       --------
David A. Blair..............................           47,068(2)(3)(4)                          *
Robert W. Blair.............................          285,257(3)(4)                           3.6%
Steven M. Blair.............................           28,495(4)                                *
Robert D. Crowley...........................           19,348(4)                                *
John O. Hanna...............................            8,200(4)                                *
Gerald A. Huber.............................            4,010(4)                                *
Craig N. Johnson............................            3,150                                   *
John A. Lasher..............................           15,765(4)                                *
Murray K. McComas...........................           58,775(4)                                *
Thomas P. McKeever..........................           18,700                                   *
Kent R. Sivillo.............................           17,794                                   *
Blair T. Smoulder...........................           35,050(4)                                *
John E. Zawacki.............................           28,829(4)                                *
All directors and executive officers as a
  group (includes 25 persons)...............          695,746(2)(3)(4)(5)(6)                  8.7%

---------------
* Does not exceed 1%

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Such share totals include, with respect to Mr. David A. Blair, 39,500 shares held in a revocable trust established by Mr. David A. Blair and administered by a commercial bank.

(3) The share totals include the following shares of stock held by a bank as trustee for the benefit of the indicated nominee, as to which the indicated nominees have no voting or investment power, beneficial interest in which shares is disclaimed by such nominees: Mr. Robert W. Blair (45,367 shares) and Mr. David A. Blair (573 shares).

(4) The share totals include the following shares of Common Stock held by and for the benefit of members of the immediate families of certain nominees and executive officers, as to which the indicated nominees and executive officers have no voting or investment power, beneficial interest in which is disclaimed by such nominees and executive officers: Mr. David A. Blair (2,995 shares), Mr. Robert W. Blair (7,160 shares), Mr. Steven M. Blair (7,500 shares), Mr. Robert D. Crowley (9,998 shares), Mr. John O. Hanna (1,200 shares), Mr. Gerald A. Huber (10 shares), Mr. John A. Lasher (390 shares), Mr. Murray K. McComas (980 shares), Mr. Blair T. Smoulder (8,900 shares) and Mr. John E. Zawacki (13,579 shares).

(5) The share totals include 2,348 shares of Common Stock which are held by or for the benefit of members of the immediate families of executive officers of the Company not identified individually in this chart, as to which such executive officers have no voting or investment power, beneficial interest in which is disclaimed by such executive officers.

(6) Such share totals include an aggregate of 7,100 shares of Common Stock jointly owned by the directors and executive officers with their spouses.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1. ELECTION OF DIRECTORS

     One of the purposes of the meeting is to elect twelve directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. The persons named in the proxy intend to vote the proxy for the election as directors of the nominees named below. If, however, any nominee is unwilling or unable to serve as a director, which is not now expected, the persons named in the proxy reserve the right to vote for such other person as may be nominated by management. Directors will be elected by a plurality of the votes cast at the Annual Meeting.

     The table below sets forth the name of each nominee for election as a director and the nominee's age, position with the Company, business experience and principal occupation during the past five years, and family relationships with other directors. All of the nominees were elected as directors at the Company's 2000 Annual Meeting of Stockholders.

                                                                                           BUSINESS
                                             POSITION WITH          DIRECTOR           EXPERIENCE DURING
             NAME               AGE             COMPANY               SINCE             PAST FIVE YEARS
             ----               ---             -------               -----             ---------------
David A. Blair(1).............. 50     Secretary and Director of      1988      Secretary and Director of
                                           Customer Services                    Customer Services for the past
                                                                                five years.

Robert W. Blair(1)............. 70       Director and member of       1962      Executive Vice President,
                                          Executive Committee                   January 1, 1990 - December 31,
                                                                                1990; Secretary, July 16,
                                                                                1963 - December 31, 1990;
                                                                                member of Executive Committee,
                                                                                April 16, 1968 - December 31,
                                                                                1990 and from January 18, 2000
                                                                                - present.

Steven M. Blair(2)............. 57           Vice President           1986      Vice President (Customer
                                          (Customer Services)                   Services) for the past five
                                                                                years.

Robert D. Crowley.............. 51           Vice President           1994      Vice President (Menswear) for
                                               (Menswear)                       the past five years.

John O. Hanna.................. 69       Director and member of       1992      Member of Executive Committee
                                          Executive Committee                   from January 18, 2000 -
                                                                                present; Chairman of the Board,
                                                                                President and Chief Executive
                                                                                Officer of Northwest Bancorp,
                                                                                Inc., Warren, PA, July, 1998 -
                                                                                present; Director, President
                                                                                and Chief Executive Officer of
                                                                                Northwest Bancorp, Inc.,
                                                                                Warren, PA, February, 1998 -
                                                                                July, 1998; Chairman of
                                                                                Northwest Savings Bank, Warren,
                                                                                PA, July, 1998 - present;
                                                                                Director, President and Chief
                                                                                Executive Officer of Northwest
                                                                                Savings Bank, Warren, PA,
                                                                                March, 1960 - July, 1998;
                                                                                Director, Jamestown Savings
                                                                                Bank, Jamestown, NY, November,
                                                                                1995 - present.

Gerald A. Huber................ 72              Director              1992      Director and Secretary, Warren
                                                                                Foundation, February 1, 1987 -
                                                                                present; Senior Vice President
                                                                                and Manager, Warren Area Trust
                                                                                Department, Marine Bank, Erie,
                                                                                PA, July 1, 1982 - June 30,
                                                                                1992.

                                                                                           BUSINESS
                                             POSITION WITH          DIRECTOR           EXPERIENCE DURING
             NAME               AGE             COMPANY               SINCE             PAST FIVE YEARS
             ----               ---             -------               -----             ---------------
Craig N. Johnson............... 59       Director and member of       1997      Member of Executive Committee
                                          Executive Committee                   from January 18, 2000 -
                                                                                present; Managing Director and
                                                                                Partner, Glenthorne Capital,
                                                                                Inc., Philadelphia, PA,
                                                                                February 1, 1994 - present;
                                                                                Chief Operating Officer and
                                                                                President, Maritrans, Inc.,
                                                                                Philadelphia, PA, February,
                                                                                1990 - December, 1993.

Murray K. McComas.............. 64     Chairman of the Board and      1977      Chairman of the Board and
                                          member of Executive                   member of Executive Committee
                                               Committee                        for the past five years.
                                                                                President and Chief Executive
                                                                                Officer from October 21, 1987 -
                                                                                December 16, 1999.

Thomas P. McKeever............. 52           Vice President           1994      Vice President (Corporate
                                      (Corporate Affairs and Human              Affairs and Human Resources),
                                               Resources)                       January 1, 1997 - present;
                                                                                Member of Executive Committee,
                                                                                October 16, 1996 - January 17,
                                                                                2000; Vice President (Employee
                                                                                and Public Relations), July,
                                                                                1989 - December, 1996;
                                                                                Director, Blair Holdings, Inc.,
                                                                                September, 1996 - present.

Kent R. Sivillo................ 54    Vice President and Treasurer    1996      Vice President and Treasurer,
                                                                                January 1, 1997 - present;
                                                                                Assistant Treasurer and
                                                                                Assistant Vice President, April
                                                                                17, 1990 - December 31, 1996;
                                                                                Director, Blair Holdings, Inc.,
                                                                                September, 1993 - present;
                                                                                President, Blair Holdings,
                                                                                Inc., September, 1996 -
                                                                                present; Manager, Blair Payroll
                                                                                LLC, May 1, 2000 - present;
                                                                                Director and Treasurer,
                                                                                Allegheny Woodlands Credit
                                                                                Services Corporation, December
                                                                                19, 2000 - present; Vice
                                                                                President and Treasurer, Blair
                                                                                Holdings, Inc., September, 1993
                                                                                - September, 1996.

Blair T. Smoulder.............. 58      Executive Vice President      1986      Executive Vice President for
                                                                                the past five years; Member of
                                                                                Executive Committee, January 1,
                                                                                1990 - January 17, 2000.

John E. Zawacki................ 52     President, Chief Executive     1988      President and Chief Executive
                                         Officer and member of                  Officer from December 17, 1999
                                          Executive Committee                   to present; Vice President
                                                                                (Womenswear) from January 1,
                                                                                1988 - December 16, 1999;
                                                                                Member of Executive Committee,
                                                                                October 16, 1996 - present.

---------------
(1) Mr. David A. Blair is the nephew of Mr. Robert W. Blair.

(2) Mr. Steven M. Blair is not related to either Mr. Robert W. Blair or Mr. David A. Blair.

     The table below sets forth the name of each executive officer of the Company not listed above, his name, age, position with the Company, present principal occupation and business experience during the past five years.

                                                               EXECUTIVE               BUSINESS
                                           POSITION WITH        OFFICER            EXPERIENCE DURING
NAME                            AGE           COMPANY            SINCE              PAST FIVE YEARS
----                            ---           -------            -----              ---------------
Timothy J. Baker............... 54         Vice President        1990     Vice President (Planning) for the
                                             (Planning)                   past five years.

Mark J. Espin.................. 45         Vice President        1999     Vice President (Womenswear),
                                            (Womenswear)                  December 17, 1999 - present;
                                                                          Assistant Vice President
                                                                          (Womenswear) January 1, 1991 -
                                                                          December 16, 1999.

Patrick J. Kennedy............. 51         Vice President        1996     Vice President (Home Products),
                                          (Home Products)                 November 4, 1996 - present; Senior
                                                                          Vice President Marketing, Geo. W.
                                                                          Park Seed Co. Inc., Greenwood, SC,
                                                                          March, 1995 - August, 1996; Senior
                                                                          Vice President Merchandising,
                                                                          Gander Mountain, Inc., Wilmot, WI,
                                                                          December, 1991 - February, 1995.

John A. Lasher................. 49         Vice President        1987     Vice President (Advertising) for
                                           (Advertising)                  the past five years; Director,
                                                                          Blair Holdings, Inc., September,
                                                                          1993 - present.

Jeffery H. Parnell............. 39         Vice President        2000     Vice President (E-commerce),
                                            (E-commerce)                  September 1, 2000 - present; Chief
                                                                          Executive Officer, Eximious, Inc.
                                                                          and Eximious, Ltd., Northfield, IL
                                                                          and London, U.K., November, 1998 -
                                                                          August, 2000; Vice President,
                                                                          Marketing/Business Development,
                                                                          Overton's, Inc., Greenville, NC,
                                                                          September, 1994 - November, 1998.

Michael A. Rowe................ 46         Vice President        2000     Vice President (Information
                                       (Information Services)             Services), January 1,
                                                                          2000 - present; Assistant Vice
                                                                          President (Information Services)
                                                                          July, 1998 - December, 1999; Senior
                                                                          Director (Information Services)
                                                                          April, 1997 - July, 1998; Senior
                                                                          Director of Information Services,
                                                                          Finest Supermarkets, Maple Heights,
                                                                          OH, August, 1995 - April, 1997.

Randall A. Scalise............. 46         Vice President        1993     Vice President (Fulfillment) for
                                           (Fulfillment)                  the past five years.

Lewis Shapiro.................. 55         Vice President        2000     Vice President (Crossing Pointe),
                                         (Crossing Pointe)                January 1, 2000 to present;
                                                                          Assistant Vice President and Senior
                                                                          Director (Womenswear), June, 1999 -
                                                                          December, 1999; Executive Director
                                                                          Retail, Military Channel,
                                                                          Louisville, KY, October, 1998 -
                                                                          May, 1999; Vice President and
                                                                          General Manager, America's Health
                                                                          Network, Orlando, FL, June, 1994 -
                                                                          September, 1998.

                                                               EXECUTIVE               BUSINESS
                                           POSITION WITH        OFFICER            EXPERIENCE DURING
NAME                            AGE           COMPANY            SINCE              PAST FIVE YEARS
----                            ---           -------            -----              ---------------
James H. Smith................. 54         Vice President        1995     Vice President (Corporate
                                       (Corporate Facilities              Facilities Planning), April,
                                             Planning)                    1997 - present; Vice President
                                                                          (Building and Property), January
                                                                          18, 1995 - April, 1997.

William A. Tucker.............. 47    Vice President (Mailing)   1989     Vice President (Mailing) for the
                                                                          past five years.

Lawrence R. Vicini............. 52         Vice President        1992     Vice President (International
                                       (International Trade)              Trade) for the past five years;
                                                                          President, Blair International
                                                                          Holdings, Inc., December, 2000 -
                                                                          present; Director, Blair
                                                                          International, Ltd., January, 2001
                                                                          - present; Director, Blair
                                                                          International Singapore pte. Ltd.,
                                                                          January, 2001 - present.

William E. Warrin.............. 42         Vice President        2000     Vice President (Corporate
                                      (Corporate Development)             Development), August, 2000 -
                                                                          present; Secretary, Blair
                                                                          International Holdings, Inc.,
                                                                          December, 2000 - present; Director,
                                                                          Blair International, Ltd., January,
                                                                          2001 - present; Director, Blair
                                                                          International Singapore pte. Ltd.,
                                                                          January, 2001 - present; Chief
                                                                          Financial Officer, Aramark,
                                                                          Philadelphia, PA, May, 1997 - June,
                                                                          2000; Chief Financial Officer,
                                                                          WearGuard, Norwell, MA, May, 1987 -
                                                                          May, 1997.

Stephen P. Wiedmaier........... 49         Vice President        1998     Vice President (Credit Management)
                                        (Credit Management)               December, 1998 - present; President
                                                                          and Director, Allegheny Woodlands
                                                                          Credit Services Corporation,
                                                                          December, 2000 - present; President
                                                                          and Director, Allegheny Woodlands
                                                                          Factoring Company, December, 2000 -
                                                                          present; Assistant Vice President
                                                                          (Credit Management) April, 1997 -
                                                                          December, 1998; Assistant Vice
                                                                          President (Order Handling)
                                                                          September, 1994 - April, 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers (as defined in regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year it complied with all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners, with the exception of Messrs. Michael Rowe and Kent Sivillo, each of whom, due to an oversight, did not report one transaction on a timely basis.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded to, earned by, or paid to the Company's chief executive officer, Mr. John E. Zawacki, and its four most highly compensated executive officers (including the Chairman of the Board) other than Mr. Zawacki for all services rendered to the Company during 2000 and for each of the previous two years:

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION
                                           ----------------------------------------
            NAME AND                                                 OTHER ANNUAL         ALL OTHER
       PRINCIPAL POSITION          YEAR    SALARY(1)    BONUS(2)    COMPENSATION(3)    COMPENSATION(4)
       ------------------          ----    ---------    --------    ---------------    ---------------
John E. Zawacki..................  2000    $353,933     $ 73,665       $144,350           $ 24,932
President and CEO                  1999     271,840        6,796         39,088             28,980
                                   1998     274,856       19,248         56,399             26,394
Murray K. McComas................  2000     171,031      116,762          8,446            343,785
Chairman of the Board              1999     477,862       11,314         81,365             60,402
                                   1998     500,382       49,252        124,833             51,955
John A. Lasher...................  2000     231,255       38,876         26,782             22,909
Vice President                     1999     242,328        4,474         26,088             26,538
(Advertising)                      1998     258,630       14,255         38,826             30,911
Blair T. Smoulder................  2000     337,253       73,724         97,946             47,695
Executive Vice                     1999     347,553        7,537         52,393             53,643
President                          1998     365,971       29,882         80,364             50,718
Kent R. Sivillo..................  2000     242,999       28,523         62,096             30,603
Vice President and                 1999     231,970        3,375         36,872             29,321
Treasurer                          1998     213,904       15,829         58,815             29,791

---------------
(1) With the exception of Murray K. McComas, there were no directors' fees paid to the named executive officers during the years 1998, 1999 and 2000. During 2000, Mr. Murray K. McComas deferred receipt of an aggregate of $23,735 in directors' fees and an additional $10,000 per month earned for serving as the Company's Chairman of the Board.

(2) On February 11, 2000, the Executive Officer Compensation Committee approved an incentive award schedule for fiscal year 2000. Executive officers were eligible to receive awards equal to a percentage of their salary income for 2000. The percentage depends upon the range of the Company's income before income taxes for the year. The base payout goal is $25 million such that no incentive awards are received unless the Company's income before income taxes equals or exceeds this threshold figure. If the Company's income before income taxes falls higher, within a graduated range, incentive awards are increased. The income before income taxes in 2000 was $33,290,444. The 2000 incentive awards were paid by the Company in 2001. Incentive compensation was paid by the Company to its executive officers in 2000 for 1999 and in 1999 for 1998.

    Includes the following amounts paid by the Company to the named executive officers to allow such officers to pay in full for restricted stock awards issued pursuant to the Company's Employee Stock Purchase Plan in 1991, 1992 and 1993: Mr. John E. Zawacki ($22,552); Mr. Murray K. McComas ($58,914); Mr. John A. Lasher ($21,170); Mr. Blair T. Smoulder ($33,828); and Mr. Kent
    R. Sivillo ($6,894).

(3) This aggregate figure includes the dollar value of the difference between the price paid by the named executive officer for stock and the fair market value of the stock purchased on the date of purchase pursuant to the Company's Employee Stock Purchase Plan, and the sum of amounts reimbursed for payment of taxes on restricted stock awards and interest imputed on the deferred payment for restricted stock not yet fully paid for with respect to the named executive officer.

     Aggregate restricted stock award holdings at the end of the Company's last fiscal year for each of the Named Executive Officers were:

                                                                NUMBER OF SHARES    DOLLAR VALUE
                                                                ----------------    -------------
                                                                                    (ON 12/31/00)
            John E. Zawacki.................................         12,500            $80,560
            Murray K. McComas...............................         14,850             99,105
            John A. Lasher..................................          6,000             39,560
            Blair T. Smoulder...............................         12,425             81,653
            Kent R. Sivillo.................................          8,034             52,211

    Restricted stock awards are made under the Company's Employee Stock Purchase Plan. The purchase price for shares purchased under the Plan is paid over time out of cash dividends, when and if declared and paid by the Company. No cash is received by the Company at the time the shares are purchased, although the participant receives the rights to receive dividends and vote the shares at that time. Awarded shares are subject to repurchase by the Company, for the dividends which have been paid toward the purchase price, if the participant's employment with the Company terminates for reasons other than death, retirement or disability. There is no vesting schedule, and vesting occurs when stock received under said Plan is fully paid, which will vary with the Company's dividend policy from year to year. Dividends will be paid on all shares of restricted stock received pursuant to this Plan as and when dividends are declared by the Company with respect to all of its outstanding Common Stock.

(4) Includes the Company's contributions made for the benefit and on behalf of the named executive officer under the following:

     A. Life Insurance -- The dollar value of premiums for term life insurance (having a face value in excess of $50,000) paid by the Company for the benefit of each of the Named Executive Officers is:

                                                                 1998           1999           2000
                                                                 ----           ----           ----
            John E. Zawacki.................................    $  785         $  862         $  841
            Murray K. McComas...............................     6,322          4,726          1,959
            John A. Lasher..................................       726            512            327
            Blair T. Smoulder...............................     2,844          2,125          1,484
            Kent R. Sivillo.................................       927            766            535

     B. The Dollar Value of All Unused Personal and Vacation Days Paid by the Company to Each of the Named Executive Officers is:

                                                                 1998       1999        2000
                                                                 ----       ----        ----
            John E. Zawacki.................................    $     0    $     0    $      0
            Murray K. McComas...............................          0      9,494     313,445*
            John A. Lasher..................................          0      1,954         230
            Blair T. Smoulder...............................     14,629     14,629      14,629
            Kent R. Sivillo.................................      8,737      8,699       7,386

            ---------------------------------
            * Amount includes the payout of Mr. McComas' vacation accrued for several years prior to his retirement.

     C. The Company's Profit Sharing and Savings Plan -- The Company's Profit Sharing and Savings Plan has two components, a savings component and a profit sharing component. Under the savings component, which is available to all full-time employees of the Company with one year of service, the Company matches employees' contributions to the Plan of 1% to 5% of their salary. The Company's contributions, and the earnings thereon, are subject to divestiture in accordance with a vesting schedule under which 20% vests after three years of service to the

       Company, with an additional 20% vesting after each year thereafter until full vesting is achieved after seven years of service. Amounts allocated to the Named Executive Officers are:

                                                                 1998       1999       2000
                                                                 ----       ----       ----
            John E. Zawacki.................................    $10,617    $13,630    $12,197
            Murray K. McComas...............................     11,153      9,452      5,260
            John A. Lasher..................................     11,501     12,140     11,492
            Blair T. Smoulder...............................     11,330     13,918     13,514
            Kent R. Sivillo.................................     10,712     11,630     12,167

    Under the profit sharing component of the Company's Profit Sharing and Savings Plan, which covers all employees of the Company, the Company contributes 10% of its "adjusted net income," as defined in the Plan, to the Plan's trust fund. Amounts contributed by the Company to the trust fund are allocated among participating employees based on salary and years of service to the Company, but allocations to the executive officers listed in this table are limited to $30,000 (adjusted to take into account cost-of-living adjustments provided for under Section 415(d) of the Internal Revenue Code since 1986). The amounts allocated are invested in accordance with the instructions of the individual Plan participants in investments approved by the Plan trustees. Amounts allocated to the Named Executive Officers are:

                                                                 1998      1999      2000
                                                                 ----      ----      ----
            John E. Zawacki.................................    $8,451    $5,742    $8,192
            Murray K. McComas...............................     8,503     5,778         0
            John A. Lasher..................................     8,430     5,728     8,173
            Blair T. Smoulder...............................     8,477     5,760     8,216
            Kent R. Sivillo.................................     8,441     5,735     8,182

     D. Benefit Restoration Plans -- The following amounts were paid as reimbursement under the Company's benefit restoration plans to compensate the Named Executive Officers for benefits not otherwise paid under the Company's Profit Sharing and Savings Plan due to limitations imposed by tax law:

                                                                 1998      1999      2000
                                                                 ----      ----      ----
            John E. Zawacki.................................    $2,793    $3,170    $     0
            Murray K. McComas...............................    14,582    13,993     24,902
            John A. Lasher..................................     1,562     1,456          0
            Blair T. Smoulder...............................     6,698     7,039      3,531
            Kent R. Sivillo.................................         0         0          0

COMMITTEES OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors held twelve meetings. Each nominee for election to the Board of Directors attended more than 75 percent of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he served.

EXECUTIVE COMMITTEE

     The Company has a standing Executive Committee of the Board of Directors. Up until January 17, 2000, the Executive Committee of the Board of Directors consisted of Murray K. McComas, Thomas P. McKeever, Blair T. Smoulder, and John
E. Zawacki. As of January 18, 2000, the Executive Committee of the Board of Directors consists of Murray K. McComas, Robert W. Blair, John O. Hanna, Craig
N. Johnson and John E. Zawacki. The Executive Committee held five meetings during 2000.

NOMINATING COMMITTEE

     Prior to January 18, 2000, the Company had a standing Nominating Committee, which consisted of Robert W. Blair, John O. Hanna, Craig N. Johnson, and Murray
K. McComas. The Nominating

Committee had been responsible for considering and recommending the nominees for directors to stand for election at the Company's Annual Meeting of Stockholders, as well as recommending director candidates in the interim and recommending nominees for executive officer positions. The standing Executive Committee of the Board of Directors assumed all of the duties of the Nominating Committee as of January 18, 2000.

EXECUTIVE OFFICER COMPENSATION COMMITTEE

     The Executive Officer Compensation Committee, currently consisting of Robert W. Blair, John O. Hanna, Gerald A. Huber, and Craig N. Johnson, recommends policies for and levels of executive officer compensation. The Executive Officer Compensation Committee held three meetings during 2000.

EMPLOYEE STOCK PURCHASE PLAN COMMITTEE

     The Employee Stock Purchase Plan Committee, currently consisting of Robert
W. Blair, John O. Hanna, and Gerald A. Huber, administers the Company's Employee Stock Purchase Plan. The Employee Stock Purchase Plan Committee held two meetings during 2000.

2000 OMNIBUS STOCK PLAN COMMITTEE

     The Omnibus Stock Plan Committee was formed in July, 2000. The Omnibus Stock Plan Committee, which currently consists of Robert W. Blair, John O. Hanna and Gerald A. Huber, administers the Company's 2000 Omnibus Stock Plan. The Omnibus Stock Plan Committee held two meetings during 2000.

AUDIT COMMITTEE

     Prior to February 1, 2001, the standing Audit Committee of the Board of Directors consisted of David A. Blair, John O. Hanna, and Gerald A. Huber. As of February 1, 2001, the Audit Committee consists of John O. Hanna, Gerald A. Huber and Craig N. Johnson. Each of the members of the current Audit Committee is independent, as defined by the listing standards of the American Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its responsibilities concerning corporate accounting, the reporting practices of the Company and the integrity and quality of financial reports of the Company. The Audit Committee met five times during 2000. In June, 2000, the Board of Directors adopted a written charter for the Audit Committee, which is included as Appendix A to this proxy statement.

REPORT OF THE AUDIT COMMITTEE

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee (the "Committee") assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Committee reviewed with the Company's internal auditors and independent auditors the overall scope and plans for their respective audits and the results of internal audit examinations. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the overall quality of the Company's financial reporting process.

     The Committee discussed and reviewed with the independent auditors communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements. In addition, the Committee considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed the interim financial information contained in each quarterly earnings announcement with management and independent auditors prior to public release. The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above mentioned reviews and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board of Directors concurred in such recommendation.

                                      MEMBERS OF THE AUDIT COMMITTEE

                                      John O. Hanna (Chairman)
                                      Gerald A. Huber
                                      David A. Blair (prior to February 1, 2001)
                                      Craig N. Johnson (as of February 1, 2001)

COMPENSATION OF DIRECTORS

     In 2000, non-management members of the Board of Directors each received an annual retainer of a stock grant of 750 shares of the Company's Common Stock for transfer on April 18, 2000 and a cash grant equal to the value of 750 shares of the Company's Common Stock calculated at the close of business on April 18, 2000. The aggregate value of this April 18, 2000 cash grant was $57,188. In 2000, non-management members also received compensation in the amount of $1,000 for each meeting of the Board of Directors attended and $750 for each meeting attended of each of the Committees of the Board of Directors. In addition to the foregoing, Murray K. McComas also earned $10,000 per month for serving as the Company's Chairman of the Board. Mr. McComas deferred receipt of all of his directors' cash compensation earned in 2000. Management members of the Board of Directors are not compensated for attending meetings of the Board of Directors or its Committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Officer Compensation Committee consists of Robert W. Blair, John O. Hanna, Gerald A. Huber, and Craig N. Johnson. The Employee Stock Purchase Plan Committee and the 2000 Omnibus Stock Plan Committee consist of Robert W. Blair, John O. Hanna, and Gerald A. Huber. Mr. Hanna, Mr. Huber and Mr. Johnson are non-management directors of the Company. Mr. Robert W. Blair was a Vice President and Executive Vice President of the Company in 1989 and 1990, respectively, but he has not served as a Company employee since that time. Although not an appointed member of the Executive Officer Compensation Committee, Murray K. McComas, the Company's Chairman of the Board, at the request of the Committee, participated in the evaluation and discussion of appropriate salary levels for all executive officers other than himself.

                       COMPENSATION COMMITTEE REPORTS ON
                         EXECUTIVE OFFICER COMPENSATION

     For fiscal year 2000, decisions on compensation for executive officers of the Company were made by the Executive Officer Compensation Committee and the Employee Stock Purchase Plan Committee. In accordance with the rules of the Securities and Exchange Commission (the "SEC") designed to enhance disclosure of policies with respect to executive compensation, set forth below are reports submitted by these committees addressing the Company's compensation policies with respect to executive officers for fiscal year 2000. No awards were granted to executive officers under the 2000 Omnibus Stock Plan in 2000.

Report of the Executive Officer Compensation Committee

     The Executive Officer Compensation (the "EOC") Committee of the Board of Directors is responsible for salary levels and bonuses for all officers of the Company deemed by the Board of Directors to be within the SEC's definition of "executive officer", i.e., a company's president, any vice president in charge of a principal business unit, division or function or any other officer or person who performs similar policymaking functions for the Company.

     The EOC Committee's decisions on salary levels for executive officers ultimately were subjective, based on consideration of a number of factors. No one factor was determinative of the salary level of any of the executive officers. Moreover, the EOC Committee did not weigh any one factor against any other in a way that makes it possible to assign a numerical value to the weight of any factor in the determination of the salaries of the executive officers.

     Murray K. McComas, the Chairman and President of the Company up until December 16, 1999, at the request of the EOC Committee, participated in the evaluation and discussion of appropriate salary levels for all executive officers other than himself.

     On June 11, 1997, the EOC Committee approved a new schedule for the establishment of base salaries for the Company's executive officers which places a greater emphasis on incentive or at-risk compensation. This new base salary schedule is consistent with the recommendations of the Corporation's Salary Review Task Force and Towers Perrin, compensation consultants, which conducted a review of compensation for the Company's exempt employees, inclusive of all executive officers. The compensation review, which included a comparative analysis of the Company's salary plan with the compensation plans of companies of comparable size or business focus, revealed that, although the Company's plan was generally competitive with the compensation plans of peer companies, the Company's total compensation was much more heavily weighted towards base salary, rather than incentive-based awards, particularly at the executive officer level.

     Due in part to those conclusions, the EOC Committee adopted on June 11, 1997 a new schedule for base salary increases under which a job grade is assigned to each executive officer depending on his responsibilities. Compensation ranges were established for these levels through a review process that included both a proxy analysis and compensation surveys of related position responsibilities among similar industries, as well as the regional market, provided by Towers Perrin. Individual salaries were determined by the person's job grade, experience and individual performance. None of the Company's five most highly compensated executive officers received a base salary increase with respect to 1998 and 1999. In view of the former imbalance in the Company's salary plan, the new salary schedule required that all executive officers exceeding the "Base Salary Range" have their salaries reduced to fall within the range of their respective job levels over a 3-year period from 1998-2000. Accordingly, Mr. McComas advised the committee that in 1998 annual salary adjustments for executive officers ranged from 0% (for those currently exceeding the range) to 10% for those who had recently received significant promotions or increases in responsibility. These adjustments continued in 1999 and 2000. All salary increases proposed were within the range of the new salary structure. Nine of the seventeen executive officers of the Company (including all five of the most highly compensated executive officers) began a base-salary reduction process in April, 1998. Further base salary reductions were implemented in April, 1999 and were concluded with salary reductions to their respective ranges in April, 2000.

     On January 19, 1998, February 18, 1999 and February 11, 2000, the EOC Committee reviewed and approved the incentive award schedules for fiscal year 1998, 1999 and 2000, respectively. Under this incentive award schedule, executive officers were eligible to receive awards equal to a percentage of their salary income for the year. The percentage is dependent upon the range of the Company's income before income taxes for the year. The base payout goals were $23,500,000 for 1998, $24,000,000 for 1999 and $25,000,000 for 2000. No
incentive awards are received unless the Company's income before income taxes equals or exceeds this threshold figure. If the company's income before income taxes falls higher, within a graduated range, incentive awards are increased.

                                       MEMBERS OF THE EXECUTIVE OFFICER
                                       COMPENSATION COMMITTEE

                                       Gerald A. Huber (Chairman)
                                       Robert W. Blair
                                       John O. Hanna
                                       Craig N. Johnson

                                       Murray K. McComas
                                         (not a member of the Committee)

Report of the Employee Stock Purchase Plan Committee

     Awards under the Company's Employee Stock Purchase Plan (the "Plan") are the responsibility of the Employee Stock Purchase Plan ("ESPP") Committee. The ESPP Committee is made up of non-management directors who are not eligible to participate in the Plan. Decisions of the ESPP Committee are final and binding on the Company, subject to ratification by the Board of Directors.

     Awards under the Plan are designed primarily to recognize the contributions of individual key employees to the Company's performance and to align the interests of management and stockholders. For many years, the Company has endorsed the view that management and key employees of the Company should be stockholders of the Company so that they will be motivated to increase stockholder value. This policy is implemented through the award, to selected employees of the Company, of rights to purchase shares of the Company's Common Stock under the Plan. Awards ordinarily are made once each year.

     The ESPP Committee selects employees to receive awards under the Plan (based, in part, on recommendations of the Company's executive officers and department heads as to employees who are not executive officers), determines the number of shares subject to the award, and chooses the price at which shares will be made available for purchase under the Plan. Because the price paid to purchase the stock under the grant is below fair market value and is paid out of dividends earned on the purchased shares, the price at which the shares are sold directly affects the degree to which grants under the Plan serve as incentive compensation for future performance rather than as bonuses for past performance.

     Many factors, both objective and subjective, were considered by the ESPP Committee before making grants in 2000, including, but not limited to, the Company's financial performance, the historic responsibilities and performance of individual employees, the future potential value of the employees to the Company, prior grants to the employee, and the employee's current vested and unvested ownership of the Company's Common Stock. There is no direct correlation between regular salary and awards under the Plan. No award was specifically tied to any one measure of performance or factor, and the ESPP Committee did not assign relative weights to the factors it considered in a way that would make it possible to assign a numerical value to the weight of any factor. Full ownership of the shares ordinarily does not vest, however, until they are fully paid for out of corporate dividends. The Company's dividend level can thus affect the full vesting of the shares, and the market price of the shares in large part determines the value of the grant to an individual employee.

     In 2000, awards from the ESPP were limited to executive officers and awards to other employees were made from shares from the newly established 2000 Omnibus Stock Plan approved by the stockholders on April 18, 2000.

     Awards in 2000 for participating employees ranged from 900 shares to 6,000 shares, with 2,292.6 being the average number of shares sold to the Company's executive officers. The purchase prices for all shares sold under the Plan in 2000 ranged from $6.50 - $7.00 per share, at a time when the Company's Common Stock was trading at a range of $20.06 - $21.50 per share, or approximately 32.5% of the market value of the Company's Common Stock on the respective date of purchase. Over the prior several years, the purchase price for stock awarded pursuant to the Plan has usually been approximately one-third of market value at the time of grant.

     ESPP restricted stock awards in 2000 were made in grants ranging from 900 to 3,000 shares. Recipients were granted additional shares, up to the size of their respective grants, on a matching basis for shares they purchased on the open market or through their personal or DRIP accounts. Matching shares totaled 11,152 of the 45,852 total shares awarded in 2000.

     In 2000, Mr. Zawacki, the Company's Chief Executive Officer, received a grant of 6,000 shares, having a value of $81,378 by reason of the difference between the price paid and the fair market value of the stock at the time of purchase. While the ESPP Committee's decision with respect to Mr. Zawacki's grant was a subjective one, it was not based on any one factor or any weighing of one factor against another. Mr. Zawacki's award criteria were the same as those of other executive officers. The ESPP Committee was of the view that Mr. Zawacki's strong leadership of the Company warranted a grant of that size.

     In October 2000, the ESPP Committee recommended to the Board of Directors the prepayment of ESPP awards issued in 1991, 1992 and 1993. This action was in recognition of reduced and more uniform dividend payments in recent years which, in turn, reflect the need for greater investment in internal growth initiatives. Included among these initiatives is the Company's conversion to catalog marketing, an expanded position in the e-commerce market, and improved information systems and merchandise fulfillment capabilities.

     Whereas previous ESPP restricted stock awards were typically paid in full by the Plan participants through the remittance of applicable dividends to the Company over a period of three to eight years, the Committee felt that employee ownership of shares in the Plan that were seven, eight or nine years outstanding should be completed through the payment of a special "bonus" award. On December 15, 2000, these bonus awards were made to 148 Plan participants representing 94,075 shares. Of these awards, fifteen executive officers held 34,725 of the issued shares and received an aggregate of $327,726.63 from the Company to apply toward prepayment of ESPP awards issued in 1991, 1992 and 1993.

                                       MEMBERS OF THE EMPLOYEE STOCK
                                       PURCHASE PLAN COMMITTEE

                                       Robert W. Blair (Chairman)
                                       John O. Hanna
                                       Gerald A. Huber

                               PERFORMANCE GRAPH

     The following graph compares the yearly change in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the AMEX Market Value Index and an industry peer group index selected by the Company ("Peer Group Index"). The Peer Group Index consists of Coldwater Creek, Inc., Concepts Direct, Inc., dELiA*s, Inc., Hanover Direct, Inc., J Jill Group, Inc., Lands' End, Inc., Lillian Vernon Corp., Real Goods Trading Corp., Sharper Image Corp., Spiegel, Inc. and Williams-Sonoma, Incorporated. Companies selected for the Peer Group Index market their products through alternative channels, such as the mail and e-commerce.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

  Among Blair Corporation Common Stock, AMEX Market Value Index
                             and Peer Group Index**

                                  BLAIR CORPORATION     AMEX MARKET VALUE INDEX    PEER GROUP INDEX***
                                  -----------------     -----------------------    -------------------
1/1/96                                   100                      100                      100
1996                                      64                      106                      142
1997                                      59                      125                      174
1998                                      78                      126                      201
1999                                      51                      160                      223
2000                                      70                      164                      124

Assumes $100 invested on January 1, 1996 in Blair Corporation Stock, AMEX Market Value Index and Peer Group Index.

  * Total return assumes reinvestment of dividends.

 ** Fiscal year ending December 31.

*** Coldwater Creek, Inc. and dELiA*s, Inc. were not public companies for the full five years 1/1/96 through 12/31/00. Coldwater Creek, Inc. was included in the Peer Group Index 1998 through 2000, and dELiA*s, Inc. 1997 through 2000, respectively.

     The closing price of the Company's Common Stock on the American Stock Exchange on February 28, 2001, was $19.00.

                PROPOSAL 2. APPOINTMENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

     The Company's independent accountants for the year ended December 31, 2000 were Ernst & Young LLP. The Company's Board of Directors has reappointed Ernst & Young LLP to continue as independent accountants for the Company for the year ending December 31, 2001, subject to the ratification of such appointment by the stockholders. Fees for the last fiscal year were: annual audit - $117,150; and all other fees - $541,934, including audit related services in the amount of $20,260, and all other non-audit services in the amount of $521,674.

     A resolution calling for the ratification of the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to appropriate questions.

     The Board of Directors recommends ratification of the appointment of Ernst & Young LLP.

                                 OTHER MATTERS

     Management does not know of any matters to be brought before the meeting other than the matters that are set forth in the Notice of the Annual Meeting of Stockholders that accompanies this Proxy Statement and are described herein. In the event that any such matters do come properly before the meeting, it is intended that the persons named in the form of proxy solicited by the Board of Directors will vote all proxies in accordance with their best judgment.

RECEIPT OF STOCKHOLDER PROPOSALS

     Any stockholder proposals which are to be presented for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Stockholders in reliance on Rule 14a-8 of the Securities Exchange Act of 1934 must be received by David A. Blair, Secretary, Blair Corporation, 220 Hickory Street, Warren, Pennsylvania 16366, no later than November 21, 2001. A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2002 Annual Meeting of Stockholders will not be considered timely unless notice of such proposal is received by the Company prior to February 1, 2002. The proxy to be solicited on behalf of the Company for the 2002 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal not considered to have been timely received that nonetheless properly comes before the 2002 Annual Meeting of Stockholders.

EXPENSE OF SOLICITATION OF PROXIES

     The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and companies holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                                       DAVID A. BLAIR
                                                       Secretary

March 16, 2001

                                   APPENDIX A

     Resolved, that effective June 1, 2000, the Charter of the Audit Committee of the Board of Directors of Blair Corporation will be as follows:

        There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall assist the Board of Directors in fulfilling its fiduciary responsibility by serving as an informed and effective overseer of the company's financial reporting process. The Audit Committee shall be comprised of at least three directors. All members of the Committee shall be independent of management and the Company and its subsidiaries (collectively, the "Company"). Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise in compliance with SEC and Exchange regulations.

        The Audit Committee shall assist the Board of Directors in fulfilling their oversight responsibility to shareholders, potential shareholders, the investment community and others relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports of the corporation, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. It is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditors, the internal auditors and the financial management of the corporation.

        The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to all books and records, facilities, the Company's independent auditors as well as anyone in the organization. The Audit Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

        The primary responsibility of the Audit Committee is to oversee the company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should be reviewed periodically in order to ensure they address current conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting to include sound business risk practices and ethical behavior as it pertains to financial reporting.

          In carrying out these responsibilities, the Audit Committee will:

            1. Obtain the board of directors' approval of this charter and, at least annually, review and reassess the adequacy of this charter, and amend and update it as conditions dictate. In addition, a copy of this Charter shall be included in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

            2. Review and recommend to the board of directors the independent auditors to be selected, subject to shareholder approval, to audit the financial statements of the Company. This will be done in consultation with the financial management and Management Committee of the Company.

            3. Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board of directors and the Audit Committee, as the shareholders' representatives; further the board of directors shall have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate independent auditor services.

             4. Review and reach mutual agreement with management prior to the appointment, termination, or replacement of the Chief Internal Auditor.

             5. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and fees for the current year and the audit procedures to be utilized. At the conclusion thereof, the Audit Committee will review such audit including any comments or recommendations of the independent auditors.

             6. Review with the independent auditors, internal auditors, and with the Company's financial and accounting personnel the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review Company policy statements in terms of their adequately representing an ethical code of conduct.

             7. Review reports received from regulators and also review other legal and regulatory matters that may have a material affect on the financial statements or related Company compliance policies.

             8. Periodically review the effectiveness of the internal audit function and make appropriate recommendations. This includes the independence of the internal audit function's reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent auditors.

             9. Inquire of management, Internal Audit and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

            10. Prior to each Audit Committee meeting, the Audit Committee should receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

            11. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of each Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

            12. At all meetings of the Audit Committee, sufficient opportunity should be made available for the independent and internal auditors to meet with members of the Audit Committee without members of management present. Among items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting and auditing personnel, and the cooperation which the independent auditors received during the course of their audit. The committee shall inquire about significant accruals, reserves, estimates, contingencies, or any areas of dispute between management and the independent auditors.

            13. Review the Company's accounting/financial human resources and succession planning.

            14. Report the results of the annual audit to the board of directors. If requested by the board, the Audit Committee should invite the independent auditors to attend a full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

            15. On an annual basis, obtain from the independent auditors a written communication delineating all their relationships with, and professional services provided to, the Company as required by the Independence Standards Board under Standard No. 1, Independence Discussions with Audit Committees. In addition, the Audit Committee shall review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

            16. Review the report of the audit committee which shall appear in the Annual Report to Shareholders and in the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, the committee should indicate whether, based on its discussions with management and the auditors, its members became aware of material misstatements or omissions in the financial statements.

            17. Minutes of all meetings of the Audit Committee shall be submitted to the Board of Directors of the Company.

            18. The Audit Committee shall cause an investigation to be made into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals for this purpose if, in its judgment, that is appropriate.

            19. Review and approve the disclosure that is to appear in the
                Company's proxy statement for its annual meeting of shareholders that denotes the Committee has satisfied its responsibilities under this Charter for the prior year.

            20. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

            21. Review annually management's policies and procedures for insuring high standards of ethical conduct by the corporation and its employees and ensure such policies and procedures are actively and consistently enforced.

            22. Periodically perform self-assessment of Audit Committee performance.

            23. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites, and annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

            24. Review and approve requests for any management consulting engagement to be performed by the independent auditors and be advised of any other study/work undertaken at the request of management that is beyond the scope of the audit engagement letter.

        The Audit Committee believes that this charter properly defines its responsibilities in accordance with applicable regulations. Further, the intent of this charter is to ensure the financial reporting of the Company is of the highest quality.

                             BLAIR CORPORATION LOGO

                                  DETACH CARD
--------------------------------------------------------------------------------

     BLAIR CORPORATION LOGO             THIS PROXY IS SOLICITED ON BEHALF OF
                                     THE BOARD OF DIRECTORS OF BLAIR CORPORATION

     The undersigned hereby appoints Murray K. McComas, David A. Blair, and Kent
     R. Sivillo, and each of them with power of substitution in each, as proxies to represent the undersigned at the annual meeting of the stockholders of Blair Corporation, to be held at the Library Theatre, 302 Third Avenue West, Warren, Pennsylvania on Tuesday, April 17, 2001 at 11:00 A.M. and at any adjournments thereof, to vote the same number of shares and as fully as the undersigned would be entitled to vote if then personally present in the manner directed by the undersigned.

 P   The Board recommends a vote FOR the election of the nominees listed in
 R   Item 1.
 O
 X   1. THE ELECTION OF DIRECTORS
 Y
        FOR all nominees listed below  [ ]              WITHHOLD AUTHORITY  [ ]
        (except as shown below to the contrary)         to vote for all
                                                        nominees listed below

          David A. Blair, Robert W. Blair, Steven M. Blair, Robert D. Crowley, John O. Hanna, Gerald A. Huber, Craig N. Johnson, Murray K. McComas, Thomas P. McKeever, Kent R. Sivillo, Blair T. Smoulder, John E. Zawacki
          (Instructions: to withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

     The Board recommends a vote FOR the ratification of Ernst & Young LLP as auditors in Item 2.

      2. RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS:

                                         [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

                               (Continued and to be signed, on the reverse side)

                             Blair Building Picture

           BLAIR CORPORATION HEADQUARTERS

                 220 Hickory Street
                Warren, Pennsylvania

                                  DETACH CARD
--------------------------------------------------------------------------------

                         (Continued from reverse side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES IN ITEM 1 AND FOR THE RATIFICATION OF AUDITORS IN ITEM 2; AND THE PROXIES ARE AUTHORIZED, IN ACCORDANCE WITH THEIR JUDGMENT, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

                                        DATE:                            , 2001
                                              ---------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                                      (Sign here)

                                        INSTRUCTIONS: The signer hereby revokes
                                        all proxies heretofore given by the
                                        signer to vote at said meeting or any
                                        adjournments thereof. NOTE: Please sign
                                        exactly as name appears hereon. Joint
                                        owners should each sign. When signing as attorney, executor, trustee, administrator or guardian, please give full title as such.

                        PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE TO NATIONAL CITY BANK, P.O. BOX 92301,
                                      CLEVELAND, OHIO 44197-1200.